Exhibit 99.1

HeartSciences Receives FDA 510(k) Clearance for its MyoVista® wavECGTM Device

Southlake, TX, October 6, 2026 (GLOBE NEWSWIRE) -- HeartSciences Inc. (Nasdaq: HSCS; HSCSW) (“HeartSciences” or the “Company”), a healthcare information technology (“HIT”) company focused on advancing electrocardiography (“ECG” or “EKG”) through the integration of artificial intelligence (“AI”), today announced that the U.S. Food and Drug Administration (“FDA”) has granted 510(k) clearance (K260005) for its MyoVista® wavECGTM device as a 12-lead resting electrocardiograph. The clearance covers the acquisition and interpretation of ECG signals from adult and pediatric patients in hospitals and healthcare facilities, with interpretive statements provided to clinicians on an advisory basis. The clearance does not include an AI-ECG algorithm.

As previously reported, HeartSciences separated the FDA submissions for the MyoVista wavECG device and its impaired cardiac relaxation AI-ECG algorithm following updated guidance published by the American Society of Echocardiography regarding the assessment of left ventricular diastolic dysfunction. The Company does not intend to commercialize the device without a cleared AI-ECG algorithm and has made no commitment to, and has no timeline for, commercialization of the device. The clearance does, however, broaden the potential options available to the Company for the device and its related intellectual property, which the Company intends to evaluate.

Andrew Simpson, CEO of HeartSciences, said, “This clearance is the result of several years of work by our clinical, regulatory and engineering teams, and I want to thank them for the quality and persistence of that effort. Our commercial focus remains on MyoVista Insights, but clearance makes the device and the intellectual property behind it a more readily realizable asset, and we will take the time to consider the best route to realizing that value.”

Proposed Transaction with Fortitude

The proposed business combination with Fortitude Mining Holdings, Inc. (“Fortitude”), announced in June 2026 (the “Proposed Transaction”), continues to progress. The Company expects to close the Proposed Transaction in Q4 calendar 2026, subject to customary closing conditions, including approval by HeartSciences’ shareholders.

About HeartSciences

HeartSciences is a healthcare information technology company advancing the use of ECG/EKGs through the integration of artificial intelligence. HeartSciences’ MyoVista Insights™ Platform is a cloud-native, vendor- and device-agnostic ECG management system designed to modernize ECG workflows and improve clinical efficiency and decision-making. The platform’s AI-ECG marketplace is designed to deliver AI-ECG algorithms into clinical workflows across a health system’s existing ECG equipment.

For more information, please visit www.heartsciences.com and follow HeartSciences on X @HeartSciences.

About Fortitude

Fortitude, currently wholly-owned by Digital Currency Group, Inc. (“DCG”), is an institutional-scale, vertically integrated venture mining platform operating across the Proof-of-Work ecosystem and anchored in Zcash. Fortitude pairs self-mining operations with an owned data center footprint, a diversified power portfolio backed by competitive long-term contracts, and disciplined capital allocation to identify and scale high-conviction opportunities in emerging Proof-of-Work ecosystems, beginning with its leadership position in the Zcash network. Fortitude is led by an experienced team of operators, capital markets professionals, and digital asset specialists with a track record of identifying and scaling high-conviction opportunities and building privacy-preserving digital asset infrastructure.

For more information, visit www.fortitudemining.com and follow Fortitude on X at @FortitudeCrypto

In the ordinary course of business, Fortitude currently sells or otherwise monetizes all the digital assets that it mines, including ZEC. In addition, Fortitude and its affiliates and subsidiaries, including DCG, from time to time sell, pledge or otherwise monetize their digital asset holdings, including ZEC. The funds received from such sales, pledges, or other monetization activities are used to fund operating expenses and capital investments, as well as for other purposes, including to hedge exposures and realize investment gains.

Cautionary Note Regarding Forward-Looking Information

This press release may contain forward-looking statements concerning HeartSciences, Fortitude and the Proposed Transaction and other matters. These forward-looking statements generally can be identified by the use of words such as “aim,” “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” “potential,” “target,” “objective,” “intend,” and other words of similar meaning, but the absence of these words does not mean that a statement is not forward-looking. All statements HeartSciences and/or Fortitude make in communications that do not relate to matters of historical fact should be considered forward-looking statements.

These forward-looking statements are based on management’s current expectations and assumptions as of the date of this press release and are subject to a number of known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such statements, which may include, without limitation, the following: the risk that the Proposed Transaction may not be completed on the anticipated timeline or at all; the failure to satisfy the conditions to the closing of the Proposed Transaction, including obtaining the requisite approval of HeartSciences’ shareholders; market, macroeconomic, or other conditions that could adversely affect either HeartSciences or Fortitude, or the combined company; risks related to the integration of the two companies and the management of a newly public company; risks relating to Fortitude’s operations and business, including the highly volatile nature of the price of Zcash and other cryptocurrencies; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the commercialization of MyoVista InsightsTM, including the rate of adoption by healthcare providers and the conversion of agreements into revenue; and risks relating to the MyoVista wavECG device, including the Company’s ability to realize value from the device and related intellectual property, and the recoverability of the related inventory. Additional factors that may cause actual results to differ materially from those expressed or implied by the forward-looking statements in this press release are discussed in HeartSciences’ amended preliminary proxy statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 6, 2026, in connection with the Proposed Transaction (the “Preliminary Proxy Statement”), HeartSciences’ 2026 Annual Report on Form 10-K, filed with the SEC on July 23, 2026, HeartSciences’ Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2026, filed with the SEC on September 14, 2026, and its other reports filed with the SEC from time to time. Readers are cautioned not to place undue reliance on these forward-looking statements. Each of HeartSciences and Fortitude expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law. All forward-looking statements are made as of the date of this press release.

Additional Information About the Proposed Transaction and Where to Find It

This press release may be deemed solicitation material in respect of the Proposed Transaction. In connection with the Proposed Transaction, HeartSciences has filed the Preliminary Proxy Statement and may file additional relevant materials with the SEC. Following the filing of a definitive proxy statement with the SEC, HeartSciences will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Proposed Transaction. INVESTORS AND SHAREHOLDERS OF HEARTSCIENCES ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT HEARTSCIENCES HAS FILED OR MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT HEARTSCIENCES AND THE PROPOSED TRANSACTION. THIS PRESS RELEASE DOES NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED TRANSACTION AND RELATED MATTERS AND IS NOT INTENDED TO PROVIDE THE BASIS FOR ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF SUCH MATTERS. The Preliminary Proxy Statement, the definitive proxy statement and other relevant materials in connection with the Proposed Transaction (when they become available), and any other documents filed by HeartSciences with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the SEC by sending a request to the HeartSciences Investor Relations Department at investorrelations@heartsciences.com.

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Participants in the Solicitation

HeartSciences and Fortitude, their respective directors and executive officers, and certain executive officers of DCG may be deemed to be participants in the solicitation of proxies from HeartSciences’ shareholders with respect to the Proposed Transaction. Information regarding the identity of the potential participants, and their direct or indirect interests in the Proposed Transaction, by security holdings or otherwise, is set forth in the Preliminary Proxy Statement and other materials have been or may be filed with the SEC in connection with the Proposed Transaction.

No Offer or Solicitation

Any information contained herein is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The Proposed Transaction will be implemented solely pursuant to the terms and conditions of the merger agreement, which contain the full terms and conditions of the Proposed Transaction.

Investor Relations and Media Contacts:

HeartSciences

Integrous Communications

Mark Komonoski

Phone: 877-255-8483

Email: mkomonoski@integcom.us

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